UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 11, 2021

Date of Report (Date of earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On or about May 11, 2021, Simulations Plus, Inc., a California corporation (the “Company”), mailed a proxy statement (the “Proxy Statement”) to its shareholders relating to a special meeting of the Company’s shareholders (the “Special Meeting”), which Special Meeting is to be held on Wednesday, June 23, 2021, at 2:00 p.m. Pacific Time, virtually via live webcast through www.virtualshareholdermeeting.com/SLP2021. The Proxy Statement included a proposal to approve the Company’s adoption of a new 2021 Equity Incentive Plan (the “2021 Plan”).

As disclosed in the Current Reports on Form 8-K and supplemental proxy materials filed with the Securities and Exchange Commission (“SEC”) by the Company on June 8, 2021 and June 10, 2021 (collectively, the “Supplemental Proxy Materials”), on June 3, 2021 and June 9, 2021, respectively, Institutional Shareholder Services Inc. (“ISS”) published proxy analysis and vote recommendations for the Special Meeting (the “ISS Recommendations”), both of which included an unfavorable recommendation from ISS with respect to the Company’s adoption of the 2021 Plan. In response to the ISS recommendations to vote “against” the proposal to approve the 2021 Plan, (i) on June 8, 2021, the Company revised the 2021 Plan to decrease the total number of shares of common stock authorized and reserved for issuance under the 2021 Plan from 2,100,000 shares (as originally proposed) to 1,300,000 shares (as revised, the “Revised 2021 Plan”), and (ii) on June 10, 2021 the Company publicly disclosed additional and updated information regarding equity awards granted, outstanding and reserved for issuance under our equity incentive plans.

On June 11, 2021, after reviewing the Supplemental Proxy Materials filed with the SEC, ISS published an updated proxy analysis and vote recommendation for the Special Meeting, pursuant to which it changed its prior recommendations and recommended that the Company’s shareholders vote “for” the adoption of our Revised 2021 Plan at the Special Meeting.

Except as set forth above and in the Supplemental Proxy Materials filed with the SEC on June 8, 2021 and June 10, 2021, respectively, the Proxy Statement remains unchanged. The Revised 2021 Plan will be presented for shareholder approval at the Special Meeting. The Company’s Board of Directors continues to recommend unanimously that shareholders vote “for” the proposal in the Proxy Statement, as supplemented by this supplement, to approve the Company’s Revised 2021 Plan. Any vote “for” or “against” the 2021 Plan proposal using the proxy card previously furnished to the shareholders of record as of April 26, 2021, the record date for the Special Meeting, or the voting instruction card made available to the beneficial owners by their broker, bank or another nominee will be counted as a vote “for” or “against,” as applicable, the Revised 2021 Plan. If any shareholder has already returned his or her properly executed proxy card or voted via the Internet or by telephone and would like to change his or her vote on any matter, such shareholder may revoke his or her proxy before it is voted at the Special Meeting by submitting a new proxy bearing a later date via the Internet, by telephone, by mail or by attending the Special Meeting virtually and casting the online ballot, or as otherwise described in the Proxy Statement. If any shareholder would like a new proxy or has any questions, he or she should contact Will Frederick, the Company’s Chief Financial Officer and Corporate Secretary, at 42505 10th Street West, Lancaster, CA 93534, or at (661) 723-7723.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 11, 2021	By: /s/ Will Frederick
Will Frederick
Chief Financial Officer

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